                                                                   Exhibit 10.31

                                 AGENCY.COM LTD.

                             SECURED PROMISSORY NOTE


$1,500,000                                                     December 11, 2000


       FOR VALUE RECEIVED, Eamonn Wilmott (the "BORROWER"), promises to pay to the order of AGENCY.COM LTD., a Delaware corporation (the "LENDER"), the principal amount of $1,500,000, together with interest accrued thereon, all as hereinafter provided.

       1. INTEREST. Prior to the date upon which the balance of this Note becomes due and payable as described herein, the unpaid balance of the principal amount shall accrue interest at a rate equal to 8.50% per annum. Interest shall be compounded annually and shall be computed on the basis of a 360-day year. Any amounts overdue under this Note at December 11, 2001 shall bear interest at a rate of 8.50% per annum. All payments received by the Lender hereunder will be applied first to costs of collection and fees, if any, then to interest and the balance to principal.

       2. REPAYMENT. Except as otherwise provided herein, principal and interest shall become due on December 11, 2001. All payments hereunder shall be made in lawful money of the United States of America and in same day or immediately available funds, to the Lender, at 20 Exchange Place, 15th Floor, New York, New York 10005, or at such other place or to such account as the Lender from time to time shall designate in a written notice to the Borrower.

       3. PREPAYMENT. The Borrower may prepay the outstanding amount hereof in whole or in part at any time, without premium or penalty. Together with any such prepayment the Borrower shall pay accrued interest on the amount prepaid. Any prepayment will be applied first to the payment of accrued interest and second to the payment of principal.

       4. COVENANT OF THE BORROWER. So long as any amount payable by the Borrower hereunder shall remain unpaid, the Borrower will furnish to the Lender from time to time such information respecting the Borrower's financial condition and the Collateral (as defined below) as the Lender may from time to time reasonably request.

       5. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants to the Lender that this Note does not contravene any contractual or judicial restriction binding on or affecting the Borrower and that this Note is the legal, valid and binding obligation of the Borrower enforceable against him in accordance with its terms.

       6. EVENT OF DEFAULT. The occurrence of any of the following shall constitute an "EVENT OF DEFAULT" under this Note:

              (a) The failure to make any payment of principal, interest or any other amount payable hereunder when due under this Note or the breach of any other condition or obligation under this Note, and the continuation of such failure or breach for five days;

              (b) the breach of any covenant under the Stock Pledge Agreement (as defined below), and the continuation of such breach for five days;

              (c) The filing of a petition by or against the Borrower under any provision of the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time, or under any similar law relating to bankruptcy, insolvency or other relief for debtors; or appointment of a receiver, trustee, custodian or liquidator of or for all or any part of the assets or property of the Borrower; or the insolvency of the Borrower; or the making of a general assignment for the benefit of creditors by the Borrower; or

              (d) The Borrower's death or incapacity.

Upon the occurrence of any Event of Default, the Lender, at its option, may (i) by notice to the Borrower, declare the unpaid principal amount of this Note, all interest accrued and unpaid hereon and all other amounts payable hereunder to be immediately due and payable, whereupon the unpaid principal amount of this Note, all such interest and all such other amounts shall become immediately due and payable, without presentment, demand, protest or further notice of any kind; PROVIDED that if an event described in paragraph (c) above shall occur, the result which would otherwise occur only upon giving of notice by the Lender to the Borrower as specified above shall occur automatically, without the giving of any such notice; and (ii) whether or not the actions referred to in clause (i) have been taken, exercise any or all of the Lender's rights and remedies under the Stock Pledge Agreement and proceed to enforce all other rights and remedies available to the Lender under applicable law.

       7. COSTS AND EXPENSES. The Borrower agrees to pay on demand all the losses, costs, and expenses (including, without limitation, attorneys' fees and disbursements) which the Lender incurs in connection with enforcement or attempted enforcement of this Note, or the protection or preservation of the Lender's rights under this Note, whether by judicial proceedings or otherwise. Such costs and expenses include, without limitation, those incurred in connection with any workout or refinancing, or any bankruptcy, insolvency, liquidation or similar proceedings.

       8. WAIVER OF PRESENTMENT. The Borrower hereby waives diligence, demand, presentment, protest or further notice of any kind. The Borrower agrees to make all payments under this Note without setoff or deduction and regardless of any counterclaim or defense.

       9. NO WAIVER. No single or partial exercise of any power under this Note shall preclude any other or further exercise of such power or exercise of any other power. No delay or omission on the part of the Lender in exercising any right under this Note shall operate as a waiver of such right or any other right hereunder.

       10. SUCCESSORS AND ASSIGNS. This Note shall be binding on the Borrower and his successors, assigns, personal representatives, heirs, and legatees, and shall be binding upon and inure to the benefit of the Lender, any future holder of this Note and their respective successors and assigns. The Borrower may not assign or transfer this Note or any of his obligations hereunder without the Lender's prior written consent.

       11. COLLATERAL. This Note is secured by certain collateral (the "COLLATERAL") more specifically described in the Stock Pledge Agreement of even date herewith between the Borrower and the Lender (the "STOCK PLEDGE AGREEMENT").

       12. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH NEW YORK LAW.

                            [SIGNATURE PAGE FOLLOWS.]

       IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified on the first page hereof by the Borrower.


                                 EAMONN WILMOTT


                                 ------------------------------------











           [SIGNATURE PAGE TO AGENCY.COM LTD. SECURED PROMISSORY NOTE]

                                 AGENCY.COM LTD.

                                PLEDGE AGREEMENT


       AGREEMENT made as of this _____ day of December, 2000 by and between AGENCY.COM LTD., Inc., a Delaware corporation (the "CORPORATION"), and Eamonn Wilmott ("PLEDGOR").

       Pledgor has issued that certain promissory note (the "NOTE") dated December ___, 2000 payable to the order of the Corporation in the principal amount of $1,500,000. In connection therewith, Pledgor desires to secure the Note with 470,046 shares of common stock, par value $0.001 per share (the "COMMON STOCK"), of the corporation that Pledgor owns (collectively, the "SECURITIES") and other collateral upon the terms and conditions set forth in this Agreement.

       NOW, THEREFORE, it is hereby agreed as follows:

       1. GRANT OF SECURITY INTEREST. As security for the due and punctual payment by Pledgor of the principal of and interest on the Note, when and as due, whether at maturity, by acceleration or otherwise, Pledgor hereby grants the Corporation a security interest in, and assigns, transfers to and pledges with the Corporation, all of the Pledgor's right, title and interest in, to and under the following securities and other property (collectively, the "COLLATERAL"):

              (i) the Securities

              (ii) any and all new, additional or different securities or other property subsequently distributed with respect to the Securities which are to be delivered to and deposited with the Corporation pursuant to the requirements of Paragraph 3 of this Agreement;

              (iii) any and all other property and money which is delivered to or comes into the possession of the Corporation pursuant to the terms of this Agreement; and

              (iv) the proceeds of any sale, exchange or disposition of the property and securities described in subparagraphs (i), (ii) or (iii) above.

       2. WARRANTIES. Pledgor hereby represents and warrants as of the date hereof as follows:

              (i) that Pledgor is the owner of the Collateral and has the right to pledge the Collateral and that the Collateral is free from all liens, adverse claims and other security interests (other than those created hereby); and

              (ii) The pledge of the Collateral pursuant to this Agreement and delivery thereof to the Corporation creates a valid and perfected security interest in the Collateral.

       3. DUTY TO DELIVER. All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by the Corporation pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Corporation. Any new, additional or different securities or other property (other than regular cash dividends) which may now or hereafter become distributable with respect to the Collateral by reason of (i) any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Common Stock as a class without the Corporation's receipt of consideration or (ii) any merger, consolidation or other reorganization affecting the capital structure of the Corporation shall, upon receipt by Pledgor, be promptly delivered to and deposited with the Corporation as part of the Collateral hereunder. Any such securities shall be accompanied by one or more properly-endorsed stock power assignments.

       4. PAYMENT OF TAXES AND OTHER CHARGES. Pledgor shall pay, prior to the delinquency date, all taxes, liens, assessments and other charges against the Collateral, and in the event of Pledgor's failure to do so, the Corporation may at its election pay any or all of such taxes and other charges without contesting the validity or legality thereof. The payments so made shall become part of the indebtedness secured hereunder and until paid shall bear interest at the minimum per annum rate, compounded semi-annually, required to avoid the imputation of interest income to the Corporation and compensation income to Pledgor under the Federal tax laws.

       5. STOCKHOLDER RIGHTS. So long as there exists no event of default under Paragraph 10 of this Agreement, Pledgor may exercise all stockholder voting rights and be entitled to receive any and all regular cash dividends paid on the Collateral and all proxy statements and other shareholder materials pertaining to the Collateral.

       6. RIGHTS AND POWERS OF CORPORATION. The Corporation may, without obligation to do so, exercise at any time and from time to time one or more of the following rights and powers with respect to any or all of the Collateral:

              (i) perform such acts as are necessary to preserve and protect the Collateral and the rights, powers and remedies granted with respect to such Collateral by this Agreement; and

              (ii) transfer record ownership of the Collateral to the Corporation or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, PROVIDED AND ONLY IF there exists at the time an outstanding event of default under Paragraph 10 of this Agreement. Any cash sums which the Corporation may so receive shall be applied to the payment of the Note and any other indebtedness secured hereunder, in such order of application as the Corporation deems appropriate. Any remaining cash shall be paid over to Pledgor.

       Any action by the Corporation pursuant to the provisions of this Paragraph 6 may be taken without notice to Pledgor. Expenses reasonably incurred in connection with such action shall be payable by Pledgor and form part of the indebtedness secured hereunder as provided in Paragraph 12.

       7. CARE OF COLLATERAL. The Corporation shall exercise reasonable care in the custody and preservation of the Collateral. However, the Corporation shall have no obligation to (i) initiate any action with respect to, or otherwise inform Pledgor of, any conversion, call, exchange right, preemptive right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral, (ii) preserve the rights of Pledgor against adverse claims or protect the Collateral against the possibility of a decline in market value or (iii) take any action with respect to the Collateral requested by Pledgor unless the request is made in writing and the Corporation determines that the requested action will not unreasonably jeopardize the value of the Collateral as security for the Note and other indebtedness secured hereunder.

       Subject to the limitations of Paragraph 9, the Corporation may at any time release and deliver all or part of the Collateral to Pledgor, and the receipt thereof by Pledgor shall constitute a complete and full acquittance for the Collateral so released and delivered. The Corporation shall accordingly be discharged from any further liability or responsibility for the Collateral, and the released Collateral shall no longer be subject to the provisions of this Agreement.

       8. TRANSFER OF COLLATERAL. In connection with the transfer or assignment of the Note (whether by negotiation, discount or otherwise), the Corporation may transfer all or any part of the Collateral, and the transferee shall thereupon succeed to all the rights, powers and remedies granted the Corporation hereunder with respect to the Collateral so transferred. Upon such transfer, the Corporation shall be fully discharged from all liability and responsibility for the transferred Collateral.

       9. RELEASE OF COLLATERAL. (a) Pledgor may direct the Corporation, on one occasion, to sell all or a portion of the Collateral; provided, however, that any such Collateral sold must have a fair market value sufficient to repay the principal amount of the Note, all interest accrued thereon and any other indebtedness secured hereunder. If the Securities at the time of sale are traded on the Nasdaq National Market, the fair market value shall be the closing selling price per share of the Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value. If the Securities at the time of sale are neither listed on any securities exchange nor traded on the Nasdaq National Market, the fair market value shall be determined by the Corporation's Board of Directors after taking into account such factors as the Board shall deem appropriate.

       (b) Provided all indebtedness secured hereunder shall at the time have been paid in full (whether pursuant to a sale pursuant to paragraph 9(a) or otherwise) and there does not otherwise exist any event of default under Paragraph 10, the Securities, together with any additional Collateral which may hereafter be pledged and deposited hereunder, shall be released from pledge and-returned to Pledgor.

       10. RESTRICTED STOCK. The Corporation may be unable to effect a public sale of all or part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended from time to time, or in applicable Blue Sky or other state securities laws, as now or hereinafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that upon the occurrence and continuation of an Event of Default, private sales may be made upon reasonable notice to the Pledgor and may be at prices and other terms less favorable to the seller than if the Collateral were sold at public sales.

       11. EVENTS OF DEFAULT. The occurrence of one or more of the following events shall constitute an event of default under this Agreement:

              (i) the failure of Pledgor to pay, when due under the Note, any installment of principal or accrued interest; or

              (ii) the occurrence of any other acceleration event specified in the Note; or

              (iii) the failure of Pledgor to perform any obligation imposed upon Pledgor by reason of this Agreement; or

              (iv) the breach of any warranty of Pledgor contained in this Agreement.

       Upon the occurrence of any such event of default, the Corporation may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable and may exercise any or all of the rights and remedies granted to a secured party under the provisions of the New York Uniform Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder.

       Any proceeds realized from the disposition of the Collateral pursuant to the foregoing power of sale shall be applied first to the payment of expenses incurred by the Corporation in connection with the disposition, then to the payment of the Note and finally to any other indebtedness secured hereunder. Any surplus proceeds shall be paid over to Pledgor. However, in the event such proceeds prove insufficient to satisfy all obligations of Pledgor under the Note, then Pledgor shall remain personally liable for the resulting deficiency.

       12. OTHER REMEDIES. The rights, powers and remedies granted to the Corporation pursuant to the provisions of this Agreement shall be in addition to all rights, powers and remedies granted to the Corporation under any statute or rule of law. Any forbearance, failure or delay by the Corporation in exercising any right, power or remedy under this Agreement shall not be deemed to be a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy under this Agreement shall not preclude the further exercise thereof, and every right, power and remedy of the Corporation under this Agreement shall continue in full force and effect unless such right, power or remedy is specifically waived by an instrument executed by the Corporation.

       13. COSTS AND EXPENSES. All costs and expenses (including reasonable attorneys fees) incurred by the Corporation in the exercise or enforcement of any right, power or remedy granted it under this Agreement shall become part of the indebtedness secured hereunder and shall constitute a personal liability of Pledgor payable immediately upon demand and bearing interest until paid at the minimum per annum rate, compounded semi-annually, required to avoid the imputation of interest income to the Corporation and compensation income to Pledgor under the Federal tax laws.

       14. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without resort to that State's conflict-of-laws rules.

       15. SUCCESSORS. This Agreement shall be binding upon the Corporation and its successors and assigns and upon Pledgor and the executors, heirs and legatees of Pledgor's estate.

       16. SEVERABILITY. If any provision of this Agreement is held to be invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of this Agreement shall be affected thereby.



                            [SIGNATURE PAGE FOLLOWS.]

         IN WITNESS WHEREOF, this Agreement has been executed by Pledgor and the Corporation as of the date first above written.



                                 EAMONN WILMOTT


                                 -----------------------------------------------

                                 Name:
                                      ------------------------------------------

                                 Address:
                                         ---------------------------------------

                                 -----------------------------------------------


AGREED TO AND ACCEPTED BY:


AGENCY.COM LTD.


By:
    -------------------------------------

    Name:
         --------------------------------

    Title:
          -------------------------------


Dated:  December ___,  2000



                   [SIGNATURE PAGE TO STOCK PLEDGE AGREEMENT]

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

       FOR VALUE RECEIVED, __________________ hereby sells, assigns and transfers unto ___________________, _________ shares of the Common Stock of AGENCY.COM LTD. (the "CORPORATION") standing in his name on the books of the Corporation represented by Certificate No. herewith and does hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:  _____________, 2000

                                     Signature:
                                               ---------------------------------
                                                        Eamonn Wilmott

INSTRUCTION:  Please do not fill in any blanks other than the signature line.
              Please sign exactly as you would like your name to appear on the issued stock certificate.

                                 AGENCY.COM LTD.

                            INDEMNIFICATION AGREEMENT


       INDEMNIFICATION AGREEMENT made as of this 29th day of December, 2000 by and between AGENCY.COM LTD., a Delaware corporation (the "CORPORATION"), and EAMONN WILMOTT (the "DEBTOR"):

       WHEREAS, the Debtor has entered into a two-year revolving term loan credit facility (the "CREDIT Facility") by and between HSBC Bank ("HSBC") and the Debtor;

       WHEREAS, the Corporation has agreed to pledge cash in the amount of the Credit Facility as collateral to secure the obligations of the Debtor under the Credit Facility, pursuant to a pledge agreement executed by the Corporation in favor of HSBC (the "COMPANY PLEDGE AGREEMENT");

       WHEREAS, the Debtor wishes to indemnify the Corporation for its obligations under the Company Pledge Agreement and to secure this indemnity with shares of common stock of the Corporation held by the Debtor pursuant to an amendment to that certain Stock Pledge Agreement, dated December 11, 2000, by and between the Corporation and the Debtor (the "AMENDMENT TO STOCK PLEDGE AGREEMENT");

       NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

       1. INDEMNIFICATION BY DEBTOR.

              (a) The Debtor shall (to the fullest extent permitted by applicable law) indemnify the Corporation and its affiliates and their respective directors, officers, employees and agents (collectively, the "INDEMNIFIED Parties") from, and hold said Indemnified Parties harmless against, any and all losses, liabilities, claims, actions, proceedings, suits, damages, costs and expenses of any nature whatsoever (collectively, "LOSSES"), including, without limitation, the reasonable attorneys' fees and disbursements, in connection with or arising out of the Company Pledge Agreement (the "INDEMNIFIED MATTERS"), including but not limited to payment by the Indemnified Party of any indebtedness owed by the Debtor to HSBC.

              (b) If any Indemnified Party is presented with any claim in writing or any action or proceeding is formally commenced against an Indemnified Party which may give rise to a right of indemnification hereunder, such Indemnified Party shall promptly give written notice thereof to the Debtor. The Debtor may, by delivery of written notice to such Indemnified Party within 30 days following receipt of such notice, elect to contest such claim, action or proceeding in such manner as it deems necessary or advisable, and each Indemnified Party shall cooperate with the Debtor in connection therewith. Notwithstanding the Debtor's election to contest any such claim, action or proceeding, if the Indemnified Party reasonably determines that it needs its own counsel (separate from the Debtor's counsel), the Indemnified Party shall have the right to participate in its own defense and to have legal counsel of its choice participate in such defense without in any way impairing the Debtor's obligation under this Section 1 to indemnify and hold harmless such Indemnified Party from all Indemnified Matters. In the event of any payment by an Indemnified Party to HSBC under the Company Pledge Agreement, the Debtor shall immediately upon demand by the Indemnified Party reimburse the Indemnified Party for such payment, plus interest from the date of payment to HSBC to the date of reimbursement at an annual rate equal to 9.50%. Nothing in this Indemnification Agreement shall restrict any Indemnified Party from making any payment to HSBC under the Company Pledge Agreement without contesting the necessity of such payment if the Indemnified Party in good faith believes that such payment is due, and any such payment by an Indemnified Party shall be subject to reimbursement by the Debtor as provided above.

       2. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Debtor hereby represents, warrants and covenants as follows:

              (a) POWER AND AUTHORITY. The Debtor has full power and authority to enter into this Indemnification Agreement and perform all of its obligations. The execution, delivery and performance by the Debtor of this Indemnification Agreement do not violate any provision of any statute, law, rule, regulation, judgment, order or decree and will not conflict with, or constitute a breach or default under, any indenture, loan agreement, contract or other agreement or instrument to which the Debtor is a party or by which the Debtor or any of its property is bound.

              (b) AFFIRMATIVE COVENANTS. The Debtor covenants that until the Corporation is fully released from the Company Pledge Agreement and all indemnity obligations of the Debtor under Section 1 above have been met with respect to then existing Losses, the Debtor will:

                     (i) deliver to the Corporation at the same time as delivered to HSBC copies of all financial statements, amendments, notices or any other documents delivered to HSBC under the Credit Facility; and

                     (ii) furnish to the Corporation prompt written notice of any default under the Credit Facility, including without limitation any failure to timely pay any payments of principal or interest owed HSBC when due.

       3. COLLATERAL. This Indemnification Agreement is secured by certain collateral more specifically described in the Amendment to Stock Pledge Agreement, dated as of the date hereof.

       4. MISCELLANEOUS.

              (a) ASSIGNMENT. Without the other party's prior written consent, neither party may assign or delegate any of its rights or obligations hereunder, except that the Corporation may assign its rights (including indemnity rights under Section 1) as part of any merger, consolidation or restructuring of the Corporation or as part of a transfer of a substantial portion of the Corporation's assets. If at any time or times by sale, assignment, negotiation, pledge or otherwise, the Corporation transfers any of the obligations under the Company Pledge Agreement, such transfer shall carry with it the Corporation's rights and remedies under this Indemnification Agreement with respect to the obligations transferred under the Company Pledge Agreement, and the transferee shall become vested with such rights and remedies whether or not they are specifically referred to in the transfer. If and to the extent the Corporation retains any other obligations under the Company Pledge Agreement, the Corporation shall continue to have the rights and remedies herein set forth with respect thereto.

              (b) NOTICES. Any notice or other communication required or desired to be served, given or delivered hereunder shall be in writing and shall be deemed to have been validly served, given or delivered by confirmed telecopy or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the address listed below, or to such other address as either party may hereafter designate for itself by written notice to the other party in the manner herein prescribed.

              (c) AMENDMENT. This Indemnification Agreement or any provision hereof may be changed, waived, discharged or terminated orally only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Indemnification Agreement shall be binding upon the Debtor and its successors and assigns, and all persons claiming under or through the Debtor or any such successor or assign, and shall inure to the benefit of and be enforceable by the Corporation and its successors and assigns.

              (d) SEVERABILITY. If one or more provisions of this Indemnification Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Indemnification Agreement and the balance of this Indemnification Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

              (e) EQUITABLE RELIEF. The parties agree that irreparable damage would occur in the event that any of the provisions of this Indemnification Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Indemnified Parties shall be entitled to an injunction or injunctions to prevent breaches of this Indemnification Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which the Indemnified Parties are entitled at law or in equity.

              (f) GOVERNING LAW. This Indemnification Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

              (g) COUNTERPARTS. This Indemnification Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       IN WITNESS WHEREOF, the parties have executed this Indemnification Agreement as of the day and year first above written.


                                     DEBTOR


                                     -------------------------------------------
                                                    (Signature)

                                     Name:    EAMONN WILMOTT

                                     Address:
                                               --------------------------------



                                     Phone Number:
                                                    ----------------------------

                                     Facsimile Number:
                                                        ------------------------


                                     CORPORATION

                                     AGENCY.COM LTD.
                                     20 Exchange Place
                                     New York, NY  10005
                                     (212) 358-2600
                                     (212) ________ (facsimile)

                                          By:
                                               --------------------------------

                                          Name:
                                                 ------------------------------

                                          Title:
                                                  -----------------------------

                                 AGENCY.COM LTD.

                          AMENDMENT TO PLEDGE AGREEMENT


       AMENDMENT to the Pledge Agreement is made as of this 29th day of December, 2000, by and between AGENCY.COM LTD., a Delaware corporation (the "CORPORATION"), and EAMONN WILMOTT ("PLEDGOR"). Capitalized terms used and not otherwise defined herein shall have the meanings subscribed to them in the Pledge Agreement, dated as of December 11, 2000 by and between the Corporation and the Pledgor (the "PLEDGE AGREEMENT").

       WHEREAS, the Pledgor issued a promissory note (the "SECURED NOTE") dated December11, 2000 payable to the order of the Corporation in the principal amount of $1,500,000 and secured with 470,046 shares of common stock, par value $0.001 per share, of the Corporation (the "COMMON STOCK") that Pledgor owns (collectively, the "SECURITIES") and other collateral pursuant to the terms and conditions set forth in the Pledge Agreement;

       WHEREAS, the Pledgor has entered into a two-year revolving term loan credit facility (the "CREDIT FACILITY"), dated December 29, 2000, by and between HSBC Bank ("HSBC") and the Pledgor, pursuant to which HSBC will loan money to the Pledgor to re-pay the outstanding balance of the Secured Note;

       WHEREAS, the Corporation has agreed to pledge cash in the amount of the Credit Facility as collateral to secure the obligations of the Pledgor under the Credit Facility, pursuant to a pledge agreement executed by the Corporation in favor of HSBC (the "COMPANY PLEDGE AGREEMENT");

       WHEREAS, the Pledgor has agreed to indemnify the Corporation for the Corporation's obligations under the Company Pledge Agreement (such indemnification obligations of the Pledgor, hereinafter, the "OBLIGATIONS") pursuant to an indemnification agreement, dated December 29, 2000, by and between the Corporation and the Pledgor (the "INDEMNIFICATION AGREEMENT"); and

       WHEREAS, the Pledgor wishes to secure its Obligations, and therefore, the Pledgor and the Corporation hereby agree to amend the Pledge Agreement in order to secure its Obligations with the Securities and other collateral upon the terms and conditions in the Pledge Agreement, as amended as set forth below.

       NOW, THEREFORE, it is hereby agreed as follows:

       1. The Pledge Agreement is hereby amended as follows:

              (a) Section 1 of the Pledge Agreement shall be deleted in its entirety and replaced with the following:

              "1. GRANT OF SECURITY INTEREST. As security for its Obligations made by Pledgor in favor of the Corporation pursuant to the Indemnification Agreement, Pledgor hereby grants the Corporation a security interest in, and assigns, transfers to and pledges with the Corporation, all of the Pledgor's right, title and interest in, to and under the following securities and other property (collectively, the "COLLATERAL"):

                     (i) the Securities

                     (ii) any and all new, additional or different securities or other property subsequently distributed with respect to the Securities which are to be delivered to and deposited with the Corporation pursuant to the requirements of Paragraph 3 of this Agreement;

                     (iii) any and all other property and money which is
              delivered to or comes into the possession of the Corporation pursuant to the terms of this Agreement; and

                     (iv) the proceeds of any sale, exchange or disposition of
              the property and securities described in subparagraphs (i), (ii) or (iii) above."

              (b) Section 4 of the Pledge Agreement shall be deleted in its entirety and replaced with the following:

              "4. PAYMENT OF TAXES AND OTHER CHARGES. Pledgor shall pay, prior to the delinquency date, all taxes, liens, assessments and other charges against the Collateral, and in the event of Pledgor's failure to do so, the Corporation may at its election pay any or all of such taxes and other charges without contesting the validity or legality thereof. The payments so made shall become part of the Obligations secured hereunder and until paid shall bear interest at the minimum per annum rate, compounded semi-annually, required to avoid the imputation of interest income to the Corporation and compensation income to Pledgor under the Federal tax laws."

              (c) Section 6(ii) and the last paragraph of Section 6 of the Pledge Agreement shall be deleted in its entirety and replaced with the following:

              "(ii) transfer record ownership of the Collateral to the Corporation or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, PROVIDED AND ONLY IF there exists at the time an outstanding event of default under Paragraph 10 of this Agreement. Any cash sums which the Corporation may so receive shall be applied to any Obligations secured hereunder, in such order of application as the Corporation deems appropriate. Any remaining cash shall be paid over to Pledgor."

                  Any action by the Corporation pursuant to the provisions of this Paragraph 6 may be taken without notice to Pledgor. Expenses reasonably incurred in connection with such action shall be payable by Pledgor and form part of the Obligations secured hereunder as provided in Paragraph 12.

              (d) Section 7 of the Pledge Agreement shall be deleted in its entirety and replaced with the following:

              "7. CARE OF COLLATERAL. The Corporation shall exercise reasonable care in the custody and preservation of the Collateral. However, the Corporation shall have no obligation to (i) initiate any action with respect to, or otherwise inform Pledgor of, any conversion, call, exchange right, preemptive right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral, (ii) preserve the rights of Pledgor against adverse claims or protect the Collateral against the possibility of a decline in market value or (iii) take any action with respect to the

       Collateral requested by Pledgor unless the request is made in writing and the Corporation determines that the requested action will not unreasonably jeopardize the value of the Collateral as security for the Obligations secured hereunder.

              Subject to the limitations of Paragraph 9, the Corporation may at any time release and deliver all or part of the Collateral to Pledgor, and the receipt thereof by Pledgor shall constitute a complete and full acquittance for the Collateral so released and delivered. The Corporation shall accordingly be discharged from any further liability or responsibility for the Collateral, and the released Collateral shall no longer be subject to the provisions of this Agreement."

              (e) Section 8 of the Pledge Agreement shall be deleted in its entirety and replaced with the following:

              "8. TRANSFER OF COLLATERAL. In connection with the transfer or assignment of the Indemnification Agreement or the Obligations thereunder (whether by negotiation, discount or otherwise), the Corporation may transfer all or any part of the Collateral, and the transferee shall thereupon succeed to all the rights, powers and remedies granted the Corporation hereunder with respect to the Collateral so transferred. Upon such transfer, the Corporation shall be fully discharged from all liability and responsibility for the transferred Collateral."

              (f) Section 9 of the Pledge Agreement shall be deleted in its entirety and replaced with the following:

              "9. RELEASE OF COLLATERAL. (a) Pledgor may direct the Corporation, on one occasion, to sell all or a portion of the Collateral; PROVIDED, HOWEVER, that any such Collateral sold must have a fair market value sufficient to repay the principal amount of the Credit Facility, all interest accrued thereon and any other Obligations secured hereunder. If the Securities at the time of sale are traded on the Nasdaq National Market, the fair market value shall be the closing selling price per share of the Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value. If the Securities at the time of sale are neither listed on any securities exchange nor traded on the Nasdaq National Market, the fair market value shall be determined by the Corporation's Board of Directors after taking into account such factors as the Board shall deem appropriate.

              (b) Provided all Obligations secured hereunder shall at the time have been paid in full (whether pursuant to a sale pursuant to paragraph 9(a) or otherwise) and there does not otherwise exist any event of default under Paragraph 10, the Securities, together with any additional Collateral which may hereafter be pledged and deposited hereunder, shall be released from pledge and- returned to Pledgor."

              (g) Section 11 of the Pledge Agreement shall be deleted in its entirety and replaced with the following:

              "11.EVENTS OF DEFAULT. The occurrence of one or more of the following events shall constitute an event of default under this
       Agreement:

                     (i) the failure of Pledgor to perform any Obligations
              imposed upon Pledgor by reason of the Indemnification Agreement;
              or

                     (ii) the failure of Pledgor to perform any obligation
              imposed upon Pledgor by reason of this Agreement; or

                     (iii) the breach of any warranty of Pledgor contained in
              this Agreement.

              Upon the occurrence of any such event of default, the Corporation may, at its election, declare the Obligations secured hereunder to become immediately due, and may exercise any or all of the rights and remedies granted to a secured party under the provisions of the New York Uniform Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full satisfaction of the Obligations secured hereunder.

              Any proceeds realized from the disposition of the Collateral pursuant to the foregoing power of sale shall be applied first to the payment of expenses incurred by the Corporation in connection with the disposition, then to the Obligations secured hereunder. Any surplus proceeds shall be paid over to Pledgor. However, in the event such proceeds prove insufficient to satisfy all Obligations, then Pledgor shall remain personally liable for the resulting deficiency."

              (g) Section 13 of the Pledge Agreement shall be deleted in its entirety and replaced with the following:

              "13.COSTS AND EXPENSES. All costs and expenses (including reasonable attorneys fees) incurred by the Corporation in the exercise or enforcement of any right, power or remedy granted it under this Agreement shall become part of the Obligations secured hereunder and shall constitute a personal liability of Pledgor payable immediately upon demand and bearing interest until paid at the minimum per annum rate, compounded semi-annually, required to avoid the imputation of interest income to the Corporation and compensation income to Pledgor under the Federal tax laws."

       2. Except as amended as set forth in Section 1 above, the Pledge Agreement shall continue in full force and effect. This amendment does not alter in any way (i) the grant by the Pledgor to the Corporation of a security interest in, and the assignment, transfer and pledge with the Corporation of the Collateral, all on the date of execution of the Pledge Agreement, or (ii) the creation of a valid and perfected security interest in the Collateral, as created by the delivery of the Collateral on December 11, 2000.







                            [SIGNATURE PAGE FOLLOWS.]

         IN WITNESS WHEREOF, this Amendment to Pledge Agreement has been executed by Pledgor and the Corporation on the date specified on the first page hereof.



                                     PLEDGOR


                                     -------------------------------------------
                                                     (Signature)

                                     Name:  EAMONN WILMOTT

                                     Address:
                                             -----------------------------------

                                     -------------------------------------------

                                     Phone Number:
                                                   -----------------------------

                                     Facsimile Number:
                                                      --------------------------


                                     CORPORATION

                                     AGENCY.COM LTD.
                                     20 Exchange Place
                                     New York, NY  10005
                                     (212) 358-2600
                                     (212) ________ (facsimile)

                                          By:
                                               ---------------------------------

                                          Name:
                                                 -------------------------------

                                          Title:
                                                 -------------------------------



                [SIGNATURE PAGE TO AMENDMENT TO PLEDGE AGREEMENT]


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